UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2018

Virtual Crypto Technologies, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-15746

Delaware	68-0080601
(State of or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11 Ha’amal Street, Tel Aviv, Israel	4809174
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 3-600-3375

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 30, 2018, Virtual Crypto Technologies, Inc. (the “Registrant”) accepted the resignation of Mr. Yair Fudim as the Registrant’s Chief Executive Officer and Chairman of its Board of Directors. In Mr. Fudim’s letter of resignation, a copy of which is filed as Exhibit 17.1 to this Current Report on Form 8-K, Mr. Fudim stated that the reason for his resignation was to permit him to pursue other business interests and opportunities. He further stated that he had no disagreements with the operations, policies or practices of the Registrant on any matters.

Also effective June 30, 2018, Mr. Alon Dayan, age 41, who has served as a member of the Registrant’s Board of Directors since March 14, 2018 and as Chief Executive Officer of the Registrant’s wholly-owned Israeli subsidiary, Virtual Crypto Technologies Ltd., since January 24, 2018, was appointed as the Registrant’s Chief Executive Officer. Mr. Dayan will continue to serve as a member of the Registrant’s Board of Directors together with Mr. Eyal Ben-Ami, who has been a member of the Registrant’s Board of Directors since January 19, 2018.

For a description of Mr. Dayan’s business experience, please see Item 10 of the Registrant’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission on April 17, 2018 (the “2018 Annual Report”).

There are no family relationships between Mr. Dayan and any of the Registrant’s other officers and directors. Other than as described in the 2018 Annual Report, there are no transactions to which the Registrant or any of its subsidiaries is a party in which Mr. Dayan has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
17.1	Letter of Resignation of Yair Fudim dated June 30, 2018 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtual Crypto Technologies, Inc.

/s/: Gadi Levin
Name:	Gadi Levin
Title:	Chief Financial Officer
Dated:	July 6, 2018